FREMONT MUTUAL FUNDS, INC.

                            Fremont Money Market Fund
                                Fremont Bond Fund
                       Fremont Real Estate Securities Fund
                               Fremont Global Fund
                               Fremont Growth Fund
                        Fremont International Growth Fund
                      Fremont International Small Cap Fund
                               Fremont Select Fund
                           Fremont U.S. Small Cap Fund
                          Fremont Emerging Markets Fund
                           Fremont U.S. Micro-Cap Fund
                  Fremont California Intermediate Tax-Free Fund

                             Toll-Free: 800-548-4539

                                     Part B

                       Statement of Additional Information

This Statement of Additional Information concerning Fremont Mutual Funds, Inc. (the "Investment Company") is not a prospectus for the Investment Company. This Statement supplements the Prospectus for the Investment Company dated March 1, 1998, and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge by calling the Investment Company at the phone number printed above.

                    This Statement of Additional Information
                             is dated March 1, 1998.

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                                TABLE OF CONTENTS

                                                                            Page

Investment Objectives, Policies And Risk Considerations ...................    1

The Funds (Including The Fremont Money Market Fund) Generally .............   12

Investment Restrictions ...................................................   22

Investment Company Directors And Officers .................................   25

Investment Advisory And Other Services ....................................   27

Plan Of Distribution (U.S. Small Cap Fund, Real Estate Securities Fund,

  Select Fund and Emerging Markets Fund only) .............................   32

Execution Of Portfolio Transactions .......................................   34

How To Invest .............................................................   36

Other Investment And Redemption Services ..................................   40

Taxes - Mutual Funds ......................................................   41

Additional Information ....................................................   45

Investment Results ........................................................   50

Appendix A: Description Of Ratings ................................   Appendix 1

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INVESTMENT OBJECTIVES, POLICIES; AND RISK CONSIDERATIONS

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives, Policies and Risk Considerations" and "General Investment Policies."

Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont Global Fund, Fremont Growth Fund, Fremont International Growth Fund, Fremont International Small Cap Fund, Fremont Select Fund, Fremont U.S. Small Cap Fund, Fremont Emerging Markets Fund and Fremont U.S. Micro-Cap Fund:

Writing Covered Call Options. The Fremont Bond Fund (formerly the Fremont Income
Fund), the Fremont Real Estate Securities Fund, the Fremont Global Fund (formerly the Fremont Multi-Asset Fund), the Fremont Growth Fund (formerly the Fremont Equity Fund), the Fremont International Growth Fund, the Fremont International Small Cap Fund, the Fremont Select Fund, the Fremont U.S. Small Cap Fund, the Fremont Emerging Markets Fund and the Fremont U.S. Micro-Cap Fund (collectively, the "Funds") may write (sell) "covered" call options and purchase options to close out options previously written by the Funds. The purpose of writing covered call options is to generate additional premium income for the Funds. This premium income will serve to enhance the Funds' total returns and will reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities and currencies which, in the opinion of Fremont Investment Advisors, Inc. (the "Advisor") or a Fund's sub-advisor ("Sub-Advisor"), are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Funds.

A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure his obligation to deliver the underlying security or currency in the case of a call option, a writer is required to deposit in escrow the underlying security or currency or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. This means that each Fund will only write a call option on a security, index, or currency which that Fund already, effectively, owns or has the right to acquire without additional cost.

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk

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(in  contrast to the writing of naked or uncovered  options,  which no Fund will
do), but capable of enhancing a Fund's total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which the Fund involved has written expires, that Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund involved will realize a gain or loss from the sale of the underlying security or currency. The security or currency covering the call will be maintained in a separate account by that Fund's custodian. No Fund will consider a security or currency covered by a call to be "pledged" as that term is used in its policy which limits the pledging or mortgaging of its assets.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Advisor or Sub-Advisor, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in that Fund's statement of assets and liabilities. This liability will be adjusted daily to the option's current market value, which will be the latest sales price at the time at which the net asset value per share of that Fund is computed (close of the regular trading session of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to,

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or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund involved will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold, in which case it would continue to be at market risk with respect to the security or currency. The Fund involved will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

Call options written by the Funds will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund involved.

Federal Income Tax Treatment of Covered Call Options. Expiration of an option or entry into a closing purchase transaction will result in capital gain or loss. If the option was "in-the-money" (i.e., the option strike price was less than the market value of the security or currency covering the option) at the time it was written, any gain or loss realized as a result of the closing purchase transaction will be long-term capital gain or loss if the security or currency covering the option was held for more than 18 months prior to the writing of the option. The holding period of the securities or currencies covering an "in-the-money" option will not include the period of time the option is outstanding. If the option is exercised, a Fund will realize a gain or loss from the sale of the security or currency covering the call option, and in determining such gain or loss the premium will be included in the proceeds of the sale.

If a Fund writes options other than "qualified covered call options," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities or currencies covering the options, may be subject to deferral until the securities or currencies covering the options have been sold. In addition, any options written against securities other than bonds or currencies will be considered to have been closed out at the end of the Fund's fiscal year; and any gains or losses will be recognized for tax purposes at that time. Under Code Section 1256, such gains or losses would be

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characterized as 60% long-term  capital gain or loss and 40% short-term  capital gain or loss.  Code Section 988 may also apply to currency  transactions.  Under
Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any
income,   gain,  or  loss.  Each  Fund  will  attempt  to  monitor  Section  988 transactions to avoid an adverse tax impact.

Writing Covered Put Options. The Funds may write covered put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Funds may write put options only on a covered basis, which means that a Fund would maintain in a segregated account cash and liquid securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the Clearing Corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) A Fund would generally write covered put options in circumstances where the Advisor or Sub-Advisor wishes to purchase the underlying security or currency for that Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since a Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received.

Purchasing Put Options. The Funds may purchase put options. As the holder of a put option, a Fund has the right to sell the underlying security or currency at the exercise price at any time during the option period. Such Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its securities or currencies. An example of such use of put options is provided below.

The Funds may purchase a put option on an underlying security or currency (a "protective put") owned as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying

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security's market price or currency's  exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security or currency where the Advisor or Sub-Advisor deems it desirable to continue to hold the security or currency because of tax considerations. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

The Funds may also purchase put options at a time when a Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund involved will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

A Fund will commit no more than 5% of its assets to premiums when purchasing put options. The premium paid by such Fund when purchasing a put option will be recorded as an asset in that Fund's statement of assets and liabilities. This asset will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which that Fund's net asset value per share is computed (close of trading on the New York Stock Exchange), or, in the absence of such sale, the latest bid price. The asset will be extinguished upon expiration of the option, the selling (writing) of an identical option in a closing transaction, or the delivery of the underlying security or currency upon the exercise of the option.

Purchasing Call Options. The Funds may purchase call options. As the holder of a call option, a Fund has the right to purchase the underlying security or currency at the exercise price at any time during the option period. Each Fund may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire. A Fund may purchase call options for the purpose of increasing its current return or avoiding tax consequences which could reduce its current return. A Fund may also purchase call options in order to acquire the underlying securities or currencies. Examples of such uses of call options are provided below.

Call options may be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund involved to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to such Fund in purchasing a large block of securities that would be more difficult to acquire

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by direct market  purchases.  So long as it holds such a call option rather than the underlying security or currency itself, the Fund involved is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

Each Fund will commit no more than 5% of its assets to premiums when purchasing call options. A Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. A call option would be purchased for this purpose where tax considerations make it inadvisable to realize such gains through a closing purchase transaction. Call options may also be purchased at times to avoid realizing losses that would result in a reduction of such Fund's current return. For example, where a Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by that Fund, an increase in the market price could result in the exercise of the call option written by that Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

Description of Futures Contracts. A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (security or currency) for a specified price at a designated date, time and place. Brokerage fees are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, the Futures Contracts are usually closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund involved realizes a gain; if it is more, that Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund involved realizes a gain; if it is less, that Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, that Fund will continue to be required to maintain the margin deposits on the Contract.

As an example of an offsetting transaction in which the financial instrument or currency is not delivered, the contractual obligations arising from the sale of one Contract of September Treasury Bills on an exchange may be fulfilled at any time before delivery of the Contract is required (e.g., on a specified date in September, the "delivery month") by the purchase of one

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Contract of September Treasury Bills on the same exchange.  In such instance the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund involved.

The Funds may enter into interest rate, S&P Index (or other major market index), or currency Futures Contracts as a hedge against changes in prevailing levels of stock values, interest rates, or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by such Fund. A Fund's hedging may include sales of Futures as an offset against the effect of expected increases in currency exchange rates, purchases of such Futures as an offset against the effect of expected declines in currency exchange rates, and purchases of Futures in anticipation of purchasing underlying index stocks prior to the availability of sufficient assets to purchase such stocks or to offset potential increases in the prices of such stocks. When selling options or Futures Contracts, a Fund will segregate cash and liquid securities to cover any related liability.

The Funds will not enter into Futures Contracts for speculation and will only enter into Futures Contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission. Futures are also traded in various overseas markets.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's exposure to currency exchange rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using Futures Contracts.

A Fund will not enter into a Futures Contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to "margin" (down payment) deposits on such Futures Contracts.

A Stock Index contract such as the S&P 500 Stock Index Contract, for example, is an agreement to take or make delivery at a specified future date of an amount of cash equal to $500 multiplied by the difference between the value of the Stock Index at purchase and at the close of the last trading day of the contract. In order to close long positions in the Stock Index contracts prior to their settlement date, the Fund will enter into offsetting sales of Stock Index contracts.

Using Stock Index contracts in anticipation of market transactions involves certain risks. Although a Fund may intend to purchase or sell Stock Index contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. In addition, the price of Stock Index contracts may not

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correlate  perfectly  with the movement in the Stock Index due to certain market distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the Stock Index and movements in the price of Stock Index contracts, a correct forecast of general market trends may not result in a successful anticipatory hedging transaction.

Futures Contracts Generally. Persons who trade in Futures Contracts may be broadly classified as "hedgers" and "speculators." Hedgers, such as the Funds, whose business activity involves investment or other commitments in debt securities, equity securities, or other obligations, use the Futures markets primarily to offset unfavorable changes in value that may occur because of fluctuations in the value of the securities and obligations held or expected to be acquired by them or fluctuations in the value of the currency in which the securities or obligations are denominated. Debtors and other obligors may also hedge the interest cost of their obligations. The speculator, like the hedger, generally expects neither to deliver nor to receive the financial instrument underlying the Futures Contract, but, unlike the hedger, hopes to profit from fluctuations in prevailing interest rates, securities prices, or currency exchange rates.

A public market exists in Futures Contracts covering foreign financial instruments such as U.K. Pound, Japanese Yen, and German Mark, among others. Additional Futures Contracts may be established from time to time as various exchanges and existing Futures Contract markets may be terminated or altered as to their terms or methods of operation.

The Funds' Futures transactions will be entered into for traditional hedging purposes; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that such Fund owns, or Futures Contracts will be purchased to protect that Fund against an increase in the price of securities or currencies it has a fixed commitment to purchase.

"Margin" with respect to Futures and Futures Contracts is the amount of funds that must be deposited by the Fund with a broker in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit ("initial margin") is intended to assure such Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Contract is traded, and may be significantly modified from time to time by the exchange during the term of the Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin deposit ("margin variation"). However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit

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exceeds the  required  margin,  the broker will pay the excess to that Fund.  In computing daily net asset values, that Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

At best, the correlation between changes in prices of Futures Contracts and of the securities or currencies being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading, with respect to interest rate levels, maturities, and creditworthiness of issuers. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss or gain to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a Futures Contract purchase, in order to be certain that such Fund has sufficient assets to satisfy its obligations under a Futures Contract, the Fund involved segregates and commits to back the Futures Contract with money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

Federal Tax Treatment of Futures Contracts. Except for transactions the Funds identified as hedging transactions, each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year as well as those actually realized during the year. Identified hedging transactions would not be subject to the mark to market rules and would result in the recognition of ordinary gain or loss. Otherwise, unless transactions in Futures Contracts are classified as part of a "mixed straddle," any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Contract. In the case of a Futures transaction classified as a "mixed straddle," the recognition of losses may be deferred to a later taxable year.

Sales of Futures Contracts which are intended to hedge against a change in the value of securities or currencies held by a Fund may affect the holding period of such securities or currencies and, consequently, the nature of the gain or loss on such securities or currencies upon disposition.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. It is anticipated that any net gain realized from the closing out of Futures Contracts will be considered gain from the sale of securities or currencies and therefore be qualifying income for purposes of the 90% requirement.

The Funds will distribute to shareholders annually any net long-term capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Investment Company's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on each Fund's other investments and shareholders will be advised of the nature of the payments.

Options on Interest Rate and/or Currency Futures Contracts, and with Respect to the Fremont Global Fund, Gold Futures Contracts. Options on Futures Contracts are similar to options on fixed income or equity securities or options on currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the Futures Contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference on the expiration date between the exercise price of the option and the closing level of the securities or currencies upon which the Futures Contracts are based. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on Futures, the Funds may purchase call and put options on the underlying securities or currencies, or with respect to the Global Fund, on gold or other commodities. Such options would be used in a manner identical to the use of options on Futures Contracts. To reduce or eliminate the leverage then employed by a Fund or to reduce or eliminate the hedge position then currently held by that Fund, the Fund involved may seek to close out an option position by selling an option covering the same securities or contract and having the same exercise price and expiration date.

Forward Currency and Options Transactions. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Funds may either accept or make delivery of the currency at the maturity of the forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund typically engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. The Fund might sell a particular currency forward, for example, when it wanted to hold bonds denominated in that currency but anticipated, and sought to be protected against, a decline in the currency against the U.S. dollar. Similarly, the Fund might purchase a currency forward to "lock in" the dollar price of securities denominated in that currency which it anticipated purchasing.

A put option gives the Fund, as purchaser, the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the Fund, as purchaser, the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The Fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put.

If the value of the currency instead should rise against the dollar, any gain to the Fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund anticipates purchasing securities.

Currency options may be either listed on an exchange or traded  over-the-counter
(OTC). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds will not purchase an OTC option unless they believe that daily valuation for such option is readily obtainable.

THE FUNDS (INCLUDING THE FREMONT MONEY MARKET FUND) GENERALLY

Diversification. Each Fund, except for the Real Estate Securities Fund, the Fremont Select Fund, and the Fremont Emerging Markets Fund, intends to operate as a "diversified" management investment company, as defined in the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company means a company which meets the following requirements: At least 75% of the value of the company's total assets is represented by cash and cash items (including receivables), "Government Securities" (as defined below), securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of such management company and to not more than 10% of the outstanding voting securities of such issuer. "Government Securities" means securities issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States.

The Fremont Real Estate Securities Fund, the Fremont Select Fund, and the Fremont Emerging Markets Fund are non-diversified funds and are not subject to the foregoing requirements.

Reverse Repurchase Agreements and Leverage. The Funds may enter into reverse repurchase agreements which involve the sale of a security by a Fund and its agreement to repurchase the security at a specified time and price. The Fund involved will maintain in a segregated account with its custodian cash, cash equivalents, or liquid securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (but not with banks). Under the 1940 Act, reverse repurchase agreements are considered borrowings by a Fund; accordingly, each Fund will limit its investments in these transactions, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by a Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of these transactions exceed the cost, a Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. If the 300% asset coverage required by the 1940 Act should decline as a result of market fluctuation or other reasons, a Fund may be required to sell some of its portfolio securities within three days to reduce the borrowings (including reverse repurchase agreements) and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Funds intend to enter into reverse repurchase agreements only if the income from the investment of the proceeds is greater than the expense of the transaction, because the proceeds are invested for a period no longer than the term of the reverse repurchase agreement.

Floating Rate and Variable Rate Obligations and Participation Interests. The Funds may purchase floating rate and variable rate obligations, including participation interests therein. Floating rate or variable rate obligations provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate at a major commercial bank) or is reset on a regular basis by a bank or investment banking firm to a market rate. At specified times, the owner can demand payment of the obligation at par plus accrued interest. Variable rate obligations provide for a specified periodic adjustment in the interest rate, while floating rate obligations have an interest rate which changes whenever there is a change in the external interest rate. Frequently banks provide letters of credit or other credit support or liquidity arrangements to secure these obligations. The quality of the underlying creditor or of the bank, as the case may be, must meet the minimum credit quality standards, as determined by the Advisor or Sub-Advisor, prescribed for the Funds by the Board of Directors with respect to counterparties in repurchase agreements and similar transactions.

The Funds may invest in participation interests purchased from banks in floating rate or variable rate obligations owned by banks. A participation interest gives a Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation, and provides a demand repayment feature. Each participation is backed by an irrevocable letter of credit or guarantee of a bank (which may be the bank issuing the participation interest or another bank). The bank letter of credit or guarantee must meet the prescribed investment quality standards for the Funds. A Fund has the right to sell the participation instrument back to the issuing bank or draw on the letter of credit on demand for all or any part of the Fund's participation interest in the underlying obligation, plus accrued interest.

Swap Agreements. The Funds may enter into interest rate, index, and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.

The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a "net basis." Consequently a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Fund's portfolio. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's net assets.

Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's or the Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements will be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Advisor or Sub-Advisor will cause a Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under a Fund's repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds' ability to use swap agreements. The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

When-Issued Securities and Firm Commitment Agreements. A Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). A Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued or firm commitment basis, except that this limitation does not apply to the Fremont Bond Fund. A Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. A Fund will not use such transactions for leveraging purposes, and accordingly, will segregate cash, cash equivalents, or liquid securities in an amount sufficient to meet its payment obligations thereunder. Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should market values of a Fund's portfolio securities decline while the Fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. A Fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

Commercial Bank Obligations. For the purposes of each Fund's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks may be general obligations of the parent bank in addition to the issuing bank, or may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks, and of foreign banks may subject the Funds to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although a Fund will typically acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not a fundamental investment policy or restriction of any Fund. For the purposes of calculating the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

Shares of Investment Companies. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that they may facilitate achieving the objective of the Fund or to the extent that they afford the principal or most practical means of access to a particular market or markets or they represent attractive investments in their own right. The percentage of Fund assets which may be so invested is not limited, provided that the Fund and its affiliates do not acquire more than 3% of the shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund has the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that of the Fund. The Fund will notify its shareholders prior to initiating such an arrangement.

Illiquid Securities. Each Fund (other than the Money Market Fund) may invest up to 15% of its net assets in all forms of "illiquid securities." The Money Market Fund may invest up to 10% of its net assets in "illiquid securities."

An investment is generally deemed to be "illiquid" if it cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which such securities are valued by the Fund. "Restricted" securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). However, a market exists for certain restricted securities (for example, securities qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act). Additionally, the Advisor and the Funds believe that a similar market exists for commercial paper issued pursuant to the private placement exemption of Section 4(2) of the 1933 Act. The Funds may invest without limitation in these forms of restricted securities if such securities are determined by the Advisor or Sub-Advisor to be liquid in accordance with standards established by the Investment Company's Board of Directors. Under these standards, the Advisor or Sub-Advisor must consider (a) the frequency of trades and quotes for the security, (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers, (c) any dealer undertaking to make a market in the security, and (d) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

It is not possible to predict with accuracy how the markets for certain restricted securities will develop. Investing in restricted securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested IN purchasing these securities.

Municipal Securities. Municipal securities are issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and by their political subdivisions, agencies, and instrumentalities. The interest on these obligations is generally not includable in gross income of most investors for federal income tax purposes. Issuers of municipal obligations do not usually seek assurances from governmental taxing authorities with respect to the tax-free nature of the interest payable on such obligations. Rather, issuers seek opinions of bond counsel as to such tax status. See "Special Tax Considerations" below.

Municipal issuers of securities are not usually subject to the securities registration and public reporting requirements of the Securities and Exchange Commission and state securities regulators. As a result, the amount of information available about the financial condition of an issuer of municipal obligations may not be as extensive as that which is made available by corporations whose securities are publicly traded.

The two principal classifications of municipal securities are general obligation securities and limited obligation (or revenue) securities. There are, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the financial backing for the payment of municipal obligations (including general fund obligation leases described below), both within and between the two principal classifications. Long-term municipal securities are typically referred to as "bonds" and short-term municipal securities are typically called "notes."

Payments due on general obligation bonds are secured by the issuer's pledge of its full faith and credit including, if available, its taxing power. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities such as the construction or improvement of schools, roads and sewer systems.

The principal source of payment for a limited obligation bond or revenue bond is generally the net revenue derived from particular facilities financed with such bonds. In some cases, the proceeds of a special tax or other revenue source may be committed by law for use to repay particular revenue bonds. For example, revenue bonds have been issued to lend the proceeds to a private entity for the acquisition or construction of facilities with a public purpose such as hospitals and housing. The loan payments by the private entity provide the special revenue source from which the obligations are to be repaid.

Municipal Notes. Municipal notes generally are used to provide short-term capital funding for municipal issuers and generally have maturities of one year or less. Municipal notes of municipal issuers include tax anticipation notes, revenue anticipation notes and bond anticipation notes:

Tax Anticipation Notes are issued to raise working capital on a short-term basis. Generally, these notes are issued in anticipation of various seasonal tax revenues being paid to the issuer, such as property, income, sales, use and business taxes, and are payable from these specific future taxes.

Revenue Anticipation Notes are issued in anticipation of the receipt of non-tax revenue, such as federal revenues or grants.

Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, long-term bonds are issued to provide the money for the repayment of these notes.

Commercial Paper. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. Agencies of state and local governments issue these obligations in addition to or in lieu of notes to finance seasonal working capital needs or to provide interim construction financing and are paid from revenues of the issuer or are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Lending of Portfolio Securities. For the purpose of realizing additional income, a Fund may make secured loans of portfolio securities amounting to not more than 33-1/3% of its net assets. Securities loans are made to broker-dealers or institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent marked to market on a daily basis. The collateral received will consist of cash, short-term U.S. Government securities, bank letters of credit, or such other collateral as may be permitted under a Fund's investment program and by regulatory agencies and approved by the Board of Directors. While the securities are being lent, a Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Funds have a right to call each loan and obtain the securities on five business days' notice. The Funds will not have the right to vote equity securities while they are being lent, but it will call a loan in anticipation of any vote in which it seeks to participate.

Particular Risk Factors Relating to California Municipal Securities (Fremont California Intermediate Tax-Free Fund). Certain risks are associated with
California municipal securities in which the Fund predominantly will invest. This summarized information is based on information drawn from official statements and prospectuses relating to securities offerings of the state of California and various local agencies in California, available prior to the date of this Statement of Additional Information. While the Advisor has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. In addition to this current information, future California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Certain debt obligations held by the Fund may be obligations of issuers who rely in whole or in substantial part on California state revenues for the continuance of their operations and the payment of their obligations. In recent efforts to assist California municipal issuers to raise revenues to pay their bond obligations, the California legislature has passed measures which have provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies, and the assumption of certain local obligations by the state. It is not known whether additional revenue redistribution legislation will be enacted in the future or, if enacted, whether such legislation would provide sufficient revenue to allow such issuers to pay their obligations. To the extent local entities do not receive money from the state to pay for their operations and services, their ability to pay debt service on obligations held by the Fund may be impaired.

Certain debt obligations held by the Fund may be obligations of issuers who rely in whole or in part on ad valorem real property taxes, on property-related assessments, charges or fees, and on taxes such as utility user's taxes as sources of revenue. The California Constitution limits the taxing and spending powers of the state of California and its public agencies and, therefore, the ability of California issuers to raise revenues through taxation, and to spend such revenues over appropriations limits. Such limits may impair the ability of such issuers to make timely payment on their obligations.

Certain debt obligations held by the Fund may be obligations payable solely from lease payments on real property or personal property leased to the state, cities, counties, or their various public entities. California law requires that the lessee is not required to make lease payments during any period that it is denied use and occupancy of the property leased in proportion to such loss. Moreover, the lessee only agrees to include lease payments in its annual budget for the current fiscal year. In case of a default under the lease, the only remedy available against the lessee is that of reletting the property; no acceleration of lease payments is permitted. Each of these factors presents a risk that the lease financing obligations held by the Fund would not be paid in a timely manner.

Certain debt obligations held by the Fund may be obligations which are payable solely from the revenues of health care institutions. The method of reimbursement for indigent care, California's selective contracting with health care providers for such care, and selective contracting by health insurers for care of their own beneficiaries now in effect under California and federal law may adversely affect these revenues and, consequently, payment on those debt obligations.

Debt obligations payable solely from revenues of health care institutions may also be insured by the state of California pursuant to a mortgage insurance program operated by the Office of Statewide Health Planning and Development (the "Office"). If a default occurs on such insured debt obligations, the Office may either continue to make debt service payments on the obligations, or foreclose on the mortgage and request the State Treasurer to issue debentures payable from a reserve fund established under the insurance program or from unappropriated state funds. While past reports that the reserve fund was underfunded have been superseded by a more favorable recent actuarial study, the Investment Company cannot predict what, if any, impact any underfunding of the reserve fund may have on such debt obligations. However, in the event of a default, any debenture payable from the reserve fund would become payable on a par with general obligation bonds issued by the State.

Certain debt obligations held by the Fund may be obligations which are secured in whole or in part by a mortgage or deed of trust on real property. California has five principal statutory provisions which limit the remedies of a creditor secured by a mortgage or deed of trust. To limit the creditor's right to obtain a deficiency judgment, one limitation is based on the method of foreclosure, and the second on the type of debt secured. Under the former, a deficiency judgment is barred when the foreclosure is accomplished by means of nonjudicial trustee's sale. Under the latter, a deficiency judgment is barred when the foreclosed mortgage or deed of trust secures certain purchase money obligations. A third statutory provision, commonly known as the "one form of action" rule, requires creditors secured by real property to exhaust their real property security by foreclosure before bringing a personal action against the debtor. A fourth statutory provision limits any deficiency judgment obtained by a creditor secured by real property following a judicial sale of such property to the excess of the outstanding debt over the fair value of the property at the time of the sale, thus preventing the creditor from obtaining a large deficiency judgment against the debtor as a result of low bids at a judicial sale. Finally, a fifth statutory provision gives the debtor the right to redeem the real property from any judicial foreclosure sale as to which a deficiency judgment may be ordered against the debtor.

Upon the default of a mortgage or deed of trust with respect to California real property, the creditor's nonjudicial foreclosure rights under the power of sale contained in the mortgage or deed of trust are subject to the constraints imposed by California law upon transfers of title to real property by private power of sale. During the three-month period beginning with the filing of a formal notice of default, the debtor is entitled to reinstate the mortgage by making any overdue payments. Under standard loan servicing procedures, the filing of the formal notice of default does not occur unless at least three full monthly payments have become due and remain unpaid. The power of sale is exercised by posting and publishing a notice of sale for at least 20 days after expiration of the three-month reinstatement period. Therefore, the effective minimum period of foreclosing on a mortgage could be in excess of seven months after the initial default. Such time delays in collections could disrupt the flow of revenues available to an issuer for the payment of debt service on the outstanding obligations if such defaults occur with respect to a substantial number of mortgages or deeds of trust securing an issuer's obligations.

In addition, a court could find that there is sufficient involvement of the issuer in the nonjudicial sale of property securing a mortgage for such private sale to constitute "state action," and could hold that the private right-of-sale proceedings violate the due process requirements of the federal or state constitutions, consequently preventing an issuer from using the nonjudicial foreclosure remedy described above.

Certain debt obligations held by the Fund may be obligations which finance the acquisition of single-family home mortgages for low and moderate income mortgagors. These obligations may be payable solely from revenues derived from the home mortgages, and are subject to California's statutory limitations described above applicable to obligations secured by real property. Under California antideficiency legislation, there is no personal recourse against a mortgagor of a single family residence purchased with the loan secured by the mortgage, regardless of whether the creditor chooses judicial or nonjudicial foreclosure.

Under California law, mortgage loans secured by single-family, owner-occupied dwellings may be prepaid at any time. Prepayment charges on such mortgage loans may be imposed only with respect to voluntary prepayments made during the first five years during the term of the mortgage loan, and cannot in any event exceed six months' advance interest on the amount prepaid in excess of 20% of the original principal amount of the mortgage loan. This limitation could affect the flow of revenues available to an issuer for debt service on the outstanding debt obligations which finance such home mortgages.

Guaranteed Investment Contracts (Fremont Global Fund). The Global Fund may enter into agreements known as guaranteed investment contracts ("GICs") with banks and insurance companies. GICs provide to the Fund a fixed rate of return for a fixed period of time, similar to any fixed income security. While there is no ready market for selling GICs and they typically are not assignable, the Fund will only invest in GICs if the financial institution permits a withdrawal of the principal (together with accrued interest) after the Fund gives seven days' notice. Like any fixed income security, if market interest rates at the time of such withdrawal have increased from the guaranteed rate, the Fund would be required to pay a premium or penalty upon such withdrawal. If market rates declined, the Fund would receive a premium on withdrawal. Since GICs are considered illiquid, the Fund will not invest more than 15% of its net assets in GICs and other illiquid assets.

Reduction in Bond Rating (Fremont Global Fund and Fremont Bond Fund). The Global Fund and the Bond Fund may each invest up to 10% of its net assets in debt securities rated below BBB or Baa, but not lower than B. In the event that the rating for any security held by the Funds drops below the minimum acceptable rating applicable to that Fund, the Fund's Advisor or Sub-Advisor will determine whether the Fund should continue to hold such an obligation in its portfolio. Bonds rated below BBB or Baa are commonly known as "junk bonds." These bonds are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer than are higher rated bonds. The market values of junk bonds tend to reflect short-term corporate, economic, and market developments and investor perceptions of the issuer's credit quality to a greater extent than higher rated bonds. In addition, it may be more difficult to dispose of, or to determine the value of, junk bonds. See Appendix A for a complete description of the bond ratings.

Concentration (Fremont Real Estate Securities Fund). The Real Estate Securities Fund will concentrate its investments in real estate investment trusts ("REITs"). As a result, an economic, political or other change affecting one REIT also may affect other REITs. This could increase market risk and the potential for fluctuations in the net asset value of the Fund's shares.

INVESTMENT RESTRICTIONS

Each Fund has adopted the following fundamental investment policies and restrictions in addition to the policies and restrictions discussed in its prospectus. With respect to each Fund, the policies and restrictions listed below cannot be changed without approval by the holders of a "majority of the outstanding voting securities" of that Fund (which is defined in the 1940 Act to mean the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). These restrictions provide that no Fund may:

     1. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that this limitation shall not apply to securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities, to tax exempt securities issued by state governments or political subdivisions thereof, or to investments by the Money Market Fund in securities of domestic banks, of foreign branches of domestic banks where the domestic bank is unconditionally liable for the security, and domestic branches of foreign banks subject to the same regulation of domestic banks, or to investments by the Real Estate Securities Fund in real estate investment trusts. See "Investment Objective, Policies, And Risk Considerations."

     2. Buy or sell real estate (including real estate limited partnerships) or commodities or commodity contracts; however, the Funds may invest in securities secured by real estate, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase and sell currencies (including forward currency exchange contracts), gold, bullion, futures contracts, and related options generally as described in the Prospectus and Statement of Additional Information.

     3. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933.

     4. Make loans, except that a Fund may purchase debt securities, enter into repurchase agreements, and make loans of portfolio securities amounting to not more than 33 1/3% of its net assets calculated at the time of the securities lending.

     5. Borrow money, except from banks for temporary or emergency purposes not in excess of 30% of the value of the Fund's total assets. A Fund will not purchase securities while such borrowings are outstanding.

     6. Change its status as either a diversified or a non-diversified investment company.

     7. Issue senior securities, except as permitted under the 1940 Act, and except that the Investment Company and the Funds may issue shares of common stock in multiple series or classes.

     8. Notwithstanding any other fundamental investment restriction or policy, each Fund may invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions, and policies as that Fund.

Other current investment policies of the Funds, which are not fundamental and which may be changed by action of the Board of Directors without shareholder approval, are as follows. A Fund may not:

     9.   Invest  in  companies  for  the  purpose  of  exercising   control  or
          management.

     10.  Mortgage, pledge, or hypothecate any of its assets, provided that this
          restriction   shall  not  apply  to  the  transfer  of  securities  in
          connection with any permissible borrowing.

     11. Invest in interests in oil, gas, or other mineral exploration or development programs or leases.

     12. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years continuous operation.

     13. Purchase securities on margin, provided that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, except that the Fund may make margin deposits in connection with futures contracts.

     14. Enter into a futures contract if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contract.

     15. Acquire securities or assets for which there is no readily available market or which are illiquid, if, immediately after and as a result of the acquisition, the value of such securities would exceed, in the aggregate, 15% of that Fund's net assets, except that the value of such securities may not exceed 10% of the Money Market Fund's net assets.

     16. Make short sales of securities or maintain a short position, except that a Fund may sell short "against the box."

     17. Invest in securities of an issuer if the investment would cause a Fund to own more than 10% of any class of securities of any one issuer.

     18. Acquire more than 3% of the outstanding voting securities of any one investment company.

INVESTMENT COMPANY DIRECTORS AND OFFICERS

The Bylaws of Fremont Mutual Funds, Inc. (the "Investment Company"), the Maryland investment company of which the Fund is a series, authorize a Board of Directors of between three and 15 persons, as fixed by the Board of Directors. A majority of directors may fill vacancies caused by the resignation or death of a director, or the expansion of the Board of Directors. Any director may be removed by vote of the holders of a majority of all outstanding shares of the Investment Company qualified to vote at the meeting.

                                                                                Principal Occupations and Business
Name and Address             Date of Birth      Positions Held                    Experience for Past Five Years
-------------------------------------------------------------------------------------------------------------------------
David L. Redo(1)(2)(4)          9-1-37       Chairman, Chief            President and Director, Fremont Investment
Fremont Investment                           Executive Officer and      Advisors, Inc., Managing Director, Fremont Group,
Advisors, Inc.                               Director                   L.L.C. and Fremont Investors, Inc.; Director,
333 Market Street, 26th                                                 Sequoia Ventures, Sit/Kim International Investment
Floor                                                                   Associates, and J.P Morgan Securities Asia
San Francisco, CA 94105

Michael H. Kosich(1)(2)         3-30-40      President and Director     7/96-present, Senior Vice President and Director,
Fremont Investment                                                      Fremont Investment Advisors, Inc.; 10/77-7/96,
Advisors, Inc.                                                          Senior Vice President, Business Development, Benham
333 Market Street, 26th                                                 Management
Floor
San Francisco, CA 94105

Richard E. Holmes(3)            5-14-43      Director                   Vice President & Director, BelMar Advisors, Inc.
P.O. Box 479                                                            (marketing firm)
Sanibel, FL 33957

Donald C. Luchessa(3)           2-18-30      Director                   Principal, DCL Advisory (marketer for investment
DCL Advisory                                                            advisors)
345 California Street, 10th
Floor
San Francisco, CA 94104

David L Egan(3)                 5-1-34       Director                   President, Fairfield Capital Associates, Inc. (an
Fairfield Capital                                                       investment advisor) and Fairfield Capital Funding
Associates, Inc.                                                        (a broker-dealer)
1640 Sylvaner
St. Helena, CA 94574

Albert W. Kirschbaum(4)         8-17-38      Senior Vice President      Senior Vice President and Director, Fremont
Fremont Investment                                                      Investment Advisors, Inc.
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Peter F. Landini(1)(4)          5-10-51      Executive Vice             Executive Vice President, Chief Operating Officer
Fremont Investment                           President, Treasurer       and Director, Fremont Investment Advisors, Inc.;
Advisors, Inc.                               and Director               Director, J.P. Morgan Securities, Asia
333 Market Street, 26th
Floor
San Francisco, CA 94105

John Kosecoff                   10-9-51      Vice President             10/96-present, Vice President, Fremont Investment
Fremont Investment                                                      Advisors, Inc.; 12/93-9/96, Senior Analyst and
Advisors, Inc.                                                          Portfolio Manager, RCM Capital Management;
333 Market Street, 26th                                                 11/92-12/93, Hedge Fund Analyst and Portfolio
Floor                                                                   Manager, Omega Advisors
San Francisco, CA 94105

William M Feeney                3-27-56      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Norman Gee                      3-27-56      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Alexandra W. Kinchen(4)         4-25-45      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

                                                                                Principal Occupations and Business
Name and Address             Date of Birth      Positions Held                    Experience for Past Five Years
-------------------------------------------------------------------------------------------------------------------------
Andrew L. Pang(4)               4-15-49      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Robert J. Haddick(4)            2-26-60      Vice President             Vice President, Fremont Investment Advisors, Inc.;
Fremont Investment                                                      Fund Group, Inc.
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Tina Thomas                     8-7-49       Vice President,            6/96-present, Vice President and Chief Compliance
Fremont Investment                           Secretary, and Chief       Officer, Fremont Investment Advisors, Inc.;
Advisors, Inc.                               Compliance Officer         9/88-5/96, Chief Compliance Officer and Vice
333 Market Street, 26th                                                 President, Bailard, Biehl and Kaiser, Inc.;
Floor                                                                   Treasurer, Bailard, Biehl and Kaiser International
San Francisco, CA 94105                                                 Fund Group, Inc. and Bailard, Biehl and Kaiser Fund
                                                                        Group; Principal, BB&K Fund Services, Inc.

Richard G. Thomas               1-7-57       Senior Vice President      Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Gretchen Hollstein              3-23-67      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Jack Gee                        9-12-59      Vice President &           10/97-present, Vice President and Controller,
Fremont Investment                           Controller                 Fremont Investment Advisors, Inc.; 11/95-10/97,
Advisors, Inc.                                                          Chief Financial Officer, SIFE, Inc.; 6/91-6/95,
333 Market Street, 26th                                                 Controller, Concord General Corporation
Floor
San Francisco, CA 94105

Greg Hand                       10-9-61      Assistant Controller       Assistant Treasurer
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Allyn Hughes                    6-12-60      Vice President             Vice President, Fremont Investment Advisors, Inc.
Fremont Investment
Advisors, Inc.
333 Market Street, 26th
Floor
San Francisco, CA 94105

Dean Boebinger                 11-21-55      Vice President             12/95-present, National Sales Manager, Fremont
Fremont Investment                                                      Investment Advisors, Inc.; 8/94-12/95, Regional
Advisors, Inc.                                                          Sales Manager; 3/92-7/94, Certified Financial
3000 Post Oak Blvd., Suite                                              Planner and Account Executive, GNA, Inc.
100
Houston, TX 77056

(1) Director who is an "interested person" of the Company due to his affiliation with the Company's investment manager.
(2)  Member of the Executive Committee.
(3)  Member of the Audit Committee and the Contracts Committee.
(4)  Member of the Fremont Investment Committee.

During the fiscal year ended October 31, 1997, Richard E. Holmes, William W. Jahnke, and David L. Egan each received $13,500 and Donald C. Luchessa received $12,000 for serving as directors of the Investment Company.

As of February 24, 1998, the officers and directors as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Investment Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Management Agreement. The Advisor, in addition to providing investment management services, furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical, and bookkeeping functions of the Investment Company, provides suitable office space, necessary small office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the offices of the Investment Company.

The Advisor is responsible to pay sub-transfer agency fees when such entities are engaged in connection with share holdings in the Funds acquired by certain retirement plans.

Each Fund (other than the International Growth Fund, the International Small Cap Fund and the U.S. Micro-Cap Fund) will pay all of its own expenses not assumed by the Advisor, including, but not limited to, the following: custodian, stock transfer, and dividend disbursing fees and expenses; taxes and insurance; expenses of the issuance and redemption of shares of the Fund (including stock certificates, registration or qualification fees and expenses); legal and auditing expenses; and the costs of stationery and forms prepared exclusively for the Fund.

With respect to the International Growth Fund and the International Small Cap Fund, the Advisor has agreed to bear all of each Fund's ordinary operating expenses in return for receiving a monthly fee of 1.5% per annum of each Fund's average daily net assets. With respect to the U.S. Micro-Cap Fund, the Advisor has agreed to bear all of the Fund's ordinary operating expenses in return for receiving a monthly fee of 2.5% per annum of the Fund's average daily net assets with respect to the first $30 million, 2.0% with respect to the next $70 million, and 1.5% thereafter. Each Fund will bear all expenses relating to interest, brokerage commissions, other transaction charges relative to investing activities of the Fund, and extraordinary expenses (including for example, litigation expenses, if any).

The allocation of general Investment Company expenses among the Funds is made on a basis that the directors deem fair and equitable, which may be based on the relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

The directors of the Advisor are David L. Redo, Jon S. Higgins, Peter F. Landini, Michael H. Kosich and Albert W. Kirschbaum.

The Investment Advisory and Administration Agreement (the "Advisory Agreement") with respect to each Fund may be renewed annually, provided that any such renewal has been specifically approved by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of a Fund, and (ii) the vote of a majority of directors who are not parties to the Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that either party thereto has the right with respect to any Fund to terminate it without penalty upon sixty (60) days' written notice to the other party, and that the Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

The following table depicts the advisory fees (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 1997, 1996 and 1995:

                                                Fiscal Year Ended October 31
                                                        (In '000's)
                                              --------------------------------
                                               1997         1996         1995
                                              ------       ------       ------

Money Market Fund                             $  837       $  650       $  621

Bond Fund                                        303          317          274

Real Estate Securities Fund                       --           --           --

Global Fund                                    3,850        3,198        2,735

Growth Fund                                      604          341          196

International Growth Fund                        618          549          440

International Small Cap Fund                     149          158           57

Select Fund                                       --           --           --

U.S. Small Cap Fund                                5           --           --

Emerging Markets Fund                             17       Waived           --

U.S. Micro-Cap Fund                            3,050          890           77

CA Tax-Free Fund                                 183          153          164

The Advisory Agreements with respect to the Money Market Fund, the Bond Fund, the Global Fund, the Growth Fund, and the Emerging Markets Fund also provide for the payment of an administrative fee to the Advisor at the annual rate of .15% of average net assets. The following table depicts the administrative fee (net of voluntary waivers) paid by the Funds to the Advisor for the fiscal years ended October 31, 1997, 1996 and 1995:

                                                Fiscal Year Ended October 31
                                                        (In '000's)
                                              --------------------------------
                                               1997         1996         1995
                                              ------       ------       ------

Money Market Fund                             Waived       Waived       Waived

Bond Fund                                     Waived       Waived       Waived

Real Estate Securities Fund                     N/A          N/A          N/A

Global Fund                                     962          800          684

Growth Fund                                     181          102          43

International Growth Fund                       N/A          N/A          N/A

International Small Cap Fund                    N/A          N/A          N/A

Select Fund                                     N/A          N/A          N/A

U.S. Small Cap Fund                              1           N/A          N/A

Emerging Markets Fund                            3         Waived         N/A

U.S. Micro-Cap Fund                             N/A          N/A          N/A

Ca Tax Free Fund                                 3            3            3

The Advisor's employees may engage in personal securities transactions. However, the Investment Company and the Advisor have adopted a Code of Ethics for the purpose of establishing standards of conduct for the Advisor's employees with respect to such transactions. The Code of Ethics includes some broad prohibitions against fraudulent conduct, and also includes specific rules, restrictions, and reporting obligations with respect to personal securities transactions of the Advisor's employees. Generally, each employee is required to obtain prior approval from the Advisor's compliance officer in order to purchase or sell a security for the employee's own account. Purchases or sales of securities which are not eligible for purchase or sale by the Funds or any other client of the Advisor are exempted from the prior approval requirement, as are certain other transactions which the Advisor believes present no potential conflict of interest. The Advisor's employees are also required to file with the Advisor quarterly reports of their personal securities transactions.

The Sub-Advisors - Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont International Small Cap Fund, Fremont U.S. Small Cap Fund, Fremont Emerging Markets Fund, Fremont U.S. Micro-Cap Fund.

The Advisory Agreements authorize the Advisor, at its option and at its sole expense, to appoint a Sub-Advisor, which may assume all or a portion of the responsibilities and obligations of the Advisor pursuant to the Advisory
Agreement as shall be delegated to the Sub-Advisor. Any appointment of a Sub-Advisor and assumption of responsibilities and obligations of the Advisor by such Sub-Advisor is subject to approval by the Board of Directors and, as required by law, the shareholders of the affected Fund. Pursuant to this authority, the following table summarizes the Sub-Advisor:

Fund                              Sub-Advisor

Bond Fund                         Pacific Investment Management Company

Real Estate Securities Fund       Kensington Investment Group

International Small Cap Fund      Acadian Asset Management

U.S. Small Cap Fund               Kern Capital Management LLC

Emerging Markets Fund             Nicholas-Applegate Capital Management (HK) LLC

U.S. Micro-Cap fund               Kern Capital Management LLC


The current Portfolio Management Agreements provide that the Sub-Advisors agree to manage the investment of the Fund's assets, subject to the applicable provisions of the Investment Company's Articles of Incorporation, Bylaws and current registration statement (including, but not limited to, the investment objective, policies, and restrictions delineated in the Funds' current Prospectus and Statement of Additional Information), as interpreted from time to time by the Board of Directors.

For their services under the Portfolio Management Agreements, the Advisor has agreed to pay the Sub-Advisors an annual fee equal to the percentages set forth below of the value of the applicable Fund's average net assets, payable monthly:

Bond Fund:                      .25% to Pacific Investment Management Company

Real Estate Securities Fund     .50% to Kensington Investment Group

International Small Cap Fund:   Acadian Asset Management, Inc.:

                                .75% on the first $50 million

                                .65% on the next $50 million

                                .50% on the next $100 million

                                .40% on assets in excess of $200 million

U.S. Small Cap Fund:            .65% to Kern Capital Management LLC

Emerging Markets Fund:          .50% to Nicholas Applegate Capital Management
                                (Hong Kong) LLC

U.S Micro-Cap Fund:             Kern Capital Management LLC:

                                1.50% on the first $30 million

                                1.00% on the next $70 million

                                .75% on assets in excess of $100 million

For the fiscal  year ended  October  31,  1997,  Pacific  Investment  Management

Company, Sit Investment Associates, Inc., Morgan Grenfell Capital Management, Inc., Kern Capital Management LLC and Nicholas-Applegate Capital Management received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $189,286, $11,699, $835,014, $359,873, and $15,039 respectively. For the fiscal year ended October 31, 1996, Pacific Investment Management Company, Sit Investment Associates, Inc., and Morgan Grenfell Capital Management, Inc. received from the Advisor (not the Funds) subadvisory fees (net of voluntary fee waivers) of $198,574, $81,991, and $364,583, respectively. Acadian Asset Management, Inc. waived its subadvisory fees for the fiscal year ended October 31, 1997 and 1996. For the fiscal year ended October 31, 1995, Pacific Investment Management Company, Sit Investment Associates, Inc., and Sit/Kim International Investment Associates, Inc. received from the Advisor subadvisory fees (net of voluntary waivers) of $181,386, $57,522 and $165,172, respectively. Acadian Asset Management, Inc. and Morgan Grenfell Capital Management, Inc. each waived its subadvisory fees for the fiscal year ended October 31, 1995.

The Portfolio Management Agreements for each Fund continue in effect from year to year only as long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the directors of the Investment Company who are not parties to the Agreement or interested persons of the Advisor or the Sub-Advisor or the Investment Company. Each Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Investment Company or by the vote of a majority of the outstanding voting shares of the Fund, or by the Sub-Advisor or the Advisor, upon 30 days' written notice to the other party. Additionally, each Agreement automatically terminates in the event of its assignment.

Principal Underwriter. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018 (the "Distributor"). The Distributor is engaged on a non-exclusive basis to assist in the distribution of shares in various jurisdictions. The Distributor receives compensation from the Advisor and is not paid either directly or indirectly by the Investment Company. The Distributor will receive compensation of $50,000 from the Advisor with respect to the fiscal year ended October 31, 1998 for services as Distributor.

Transfer Agent. The Advisor is the Funds transfer Agent and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. The Custodian is not involved in determining investment policies of the Fund or its portfolio securities transactions. Its services do not protect shareholders against possible depreciation of their assets. The fees of State Street Bank and Trust Company are paid by the Fund and thus borne by the Fund's shareholders. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at

United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the funds will be processed.

Administrator. The Advisor has retained Investment Company Administration Corporation (the "Sub-Administrator"), with offices at 2025 East Financial Way, Suite 101, Glendora, California 91741. The Administration Agreement provides that the Sub-Administrator will prepare and coordinate reports and other materials supplied to the Directors; prepare and/or supervise the preparation and filing of securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund's notice filings to sell shares in all states where the Fund currently does, or intends to do, business; coordinate the preparation, printing and mailing of materials required to be sent to shareholders; and perform such additional services as may be agreed upon by the Advisor and the Sub-Administrator. For its services, the Advisor (not the Fund) pays the Sub-Administrator an annual fee equal to .02% of the first $1 billion of the Fund's average daily net assets, 0.015% thereafter, subject to a minimum annual fee of $20,000.

PLAN OF DISTRIBUTION (U.S. SMALL CAP FUND, REAL ESTATE SECURITIES FUND, SELECT FUND AND EMERGING MARKETS FUND ONLY)

As stated in the Prospectus, the above referenced Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Funds to compensate the Advisor for expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses, statements of additional information, and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing, and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter. The Plan expressly permits payments in any fiscal year up to a maximum of .25% of the average daily net assets of the Funds. It is possible that the Advisor could receive compensation under the Plan that exceeds the Advisor's costs and related distribution expenses, thus resulting in a profit to the Advisor.

Agreements implementing the Plan (the "Implementation Agreements") are in writing and have been approved by the Board of Directors. All payments made pursuant to the Plan are made in accordance with written agreements and are reviewed by the Board of Directors at least quarterly.

The continuance of the Plan and the Implementation Agreements must be specifically approved at least annually by a vote of the Investment Company's Board of Directors and by a vote of the Directors who are not interested persons of the Investment Company and have no direct or indirect financial interest in the Plan or any Implementation Agreement (the "Independent Directors") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time by a vote of a majority of the

Independent  Directors  or by a  vote  of  the  holders  of a  majority  of  the outstanding shares of the Funds. In the event the Plan is terminated in accordance with its terms, the Funds will not be required to make any payments for expenses incurred by the Advisor after the termination date. Each Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority of the outstanding shares of the Funds on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Investment Company's Board of Directors and by a vote of the Independent Directors.

In approving the Plan, the Directors determined, in the exercise of their business judgment and in light of their fiduciary duties as Directors, that there is a reasonable likelihood that the Plan will benefit the Funds and its shareholders. The Board of Directors believes that expenditure of the Fund's assets for distribution expenses under the Plan should assist in the growth of the Funds, which will benefit the Funds and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification, and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Directors make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Fund's assets for distribution will be realized. While the Plan is in effect, the costs to and expenses incurred by the Advisor pursuant to the Plan and the purposes underlying such cash and expenditures must be reported quarterly to the Board of Directors for its review. In addition, the selection and nomination of those Directors who are not interested persons of the Investment Company are committed to the discretion of the Independent Directors during such period.

Pursuant to the Plan, the Funds may also make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Glass-Steagall Act prohibits banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, management of the Investment Company believes that the Glass-Steagall Act should not preclude a bank from providing such services. However, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. If a bank were prohibited from continuing to perform all or a part of such services, management of the Investment Company believes that there would be no material impact on the Funds or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

EXECUTION OF PORTFOLIO TRANSACTIONS

There are occasions on which portfolio transactions for a Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Advisor or Sub-Advisor, including other series of the Investment Company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they will be effected only when the Advisor or Sub-Advisor believes that to do so will be in the best interest of such Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner which is deemed equitable to the accounts involved, including the other series of the Investment Company.

The Bond Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Select Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund contemplate purchasing foreign equity and/or fixed-income securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Fixed commissions on foreign stock transactions and transaction costs with respect to foreign fixed-income securities are generally higher than negotiated commissions on United States transactions, although these Funds will endeavor to achieve the best net results on their portfolio transactions. There is generally less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Select Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund in the form of American Depository Receipts ("ADRs") or similar instruments. ADRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The government securities issued by the United States and other countries and money market securities in which a Fund may invest are generally traded in the over-the-counter markets.

No brokerage commissions have been paid by the Money Market Fund during the last three fiscal years. The aggregate dollar amount of brokerage commissions paid by the other Funds during the last three years are as follows:

                                                Fiscal Year Ended October 31,
                                              1997           1996           1995
                                              ----           ----           ----

Bond Fund                             $      6,238     $   11,855     $   17,243

Global Fund                            457,345,985      1,069,049      1,545,310

Growth Fund                            133,423,420        141,414        102,857

International Growth Fund               68,701,854        344,243         99,089

International Small Cap                 11,444,571          8,854         11,850
Fund

U.S. Small Cap Fund                      1,642,365             --             --

Emerging Markets Fund                   27,789,638         20,196             --

U.S. Micro-Cap Fund                     93,816,069         68,850          4,326

Subject to the requirement of seeking the best available prices and executions, the Advisor or Sub-Advisor may, in circumstances in which two or more broker-dealers are in a position to offer comparable prices and executions, give preference to broker-dealers who have provided investment research, statistical, and other related services to the Advisor or Sub-Advisor for the benefit of a Fund and/or other accounts served by the Advisor or Sub-Advisor. Such preferences would only be afforded to a broker-dealer if the Advisor determines that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by that broker-dealer and only to a broker-dealer acting as agent and not as principal. The Advisor is of the opinion that, while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of the Advisor in managing each Fund's portfolio.

Subject to the requirements of the Investment Company Act of 1940 and procedures adopted by the Board of Directors, the Funds may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or a Sub-Advisor, or an affiliated person of such person. It is presently anticipated that certain affiliates of the Sub-Advisor(s) will effect brokerage transactions of the Funds in certain markets and receive compensation for such services.

As of October 31, 1997, the Money Market Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Goldman, Sachs & Co. - $4,990,000, J.P. Morgan & Co. - $4,981,000 and Merrill Lynch & Co., Inc. -$4,879,000. As of October 31, 1997, the Bond Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Salomon, Inc. - $3,501,000 and Morgan Stanley - $1,012,000. As of October 31, 1997, the Global Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940
Act) as follows: Merrill Lynch & Co., Inc. - $4,998,000, Lehman Brothers - $3,059,000, Salomon, Inc. - $3,021,000 and HSBC Holdings PLC - $2,938,000. As of
October 31, 1997, the Growth Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: J.P. Morgan & Co., Inc. - $889,000. As of October 31, 1997, the International Growth Fund owned securities of the Investment Company's regular brokers or dealers or their parents (as defined in Rule 10b-1 promulgated under the 1940 Act) as follows: Merrill Lynch & Co., Inc.
- $1,899,000.

HOW TO INVEST

Price of Shares. The price to be paid by an investor for shares of a Fund, the public offering price, is based on the net asset value per share which is calculated once daily as of the close of trading (currently 4:00 p.m., Eastern time) each day the New York Stock Exchange is open as set forth below. The New York Stock Exchange is currently closed on weekends and on the following holidays: (i) New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, and Christmas Day; and
(ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. The Money Market Fund will also observe additional federal holidays that are not observed by the New York Stock Exchange: Columbus Day, and Veterans Day.

Each Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares only on a Monday through Friday basis (excluding holidays on which the New York Stock Exchange is closed). The Bond Fund's, the Global Fund's, the Growth Fund's, the International Growth Fund's, the International Small Cap Fund's, the Select Fund's, the Emerging Market Fund's, and the U.S. Micro-Cap Fund's portfolio securities may from time to time be listed on foreign stock exchanges or otherwise traded on foreign markets which may trade on other days (such as Saturday). As a result, the net asset value of these Funds may be significantly affected by such trading on days when a shareholder has no access to the Funds. See also in the Prospectus at "General Investment Policies - Special Considerations in International Investing," "Calculation of Net Asset Value and Public Offering Price," "How to Invest," "How to Redeem Shares," and "Shareholder Account Services and Privileges Exchanges Between Funds."

Fremont Bond Fund, Fremont Real Estate Securities Fund, Fremont Global Fund, Fremont Growth Fund, Fremont International Growth Fund, Fremont International Small Cap Fund, Fremont Select Fund, Fremont U.S. Small Cap Fund, Fremont Emerging Markets Fund, and Fremont U.S. Micro-Cap Fund:

     1. Fixed-income obligations with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Funds amortize to maturity all securities with 60 days or less remaining to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day. Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options. Where market quotations are not readily available, securities are valued at fair value pursuant to methods approved by the Board of Directors.

     2. Equity securities, including ADRs, which are traded on stock exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market prior to the time of valuation. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

     3. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of the business day in New York. In addition, European or Far Eastern securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of securities held by these Funds used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in these Funds' calculation of net asset value unless the Board of Directors deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

     4. With respect to the Global Fund, gold bullion and bullion-type coins are valued at the closing price of gold on the New York Commodity Exchange.

     5. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate as determined by the Advisor.

     6. Each Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained.

     7. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

Fremont Money Market Fund:

It is the Money Market Fund's policy to use its best efforts to maintain a constant per share price for the Money Market Fund equal to $1.00.

The portfolio instruments of the Money Market Fund are valued on the basis of amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if it sold the instrument.

The valuation of the Money Market Fund's portfolio instruments based upon their amortized cost and simultaneous maintenance of a per share net asset value at $1.00 are permitted by Rule 2a-7 adopted by the Securities and Exchange Commission ("SEC"). Under this rule, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less as allowed by regulations under the 1940 Act, and invest only in securities determined by the Board of Directors to be of high quality with minimal credit risks. In accordance with this rule the Board of Directors has established procedures designed to stabilize, to the extent reasonably practicable, the Money Market Fundprice per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the portfolio holdings by the Board of Directors at such intervals as it may deem appropriate, to determine whether the net asset value of the Money Market Fund calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost. The rule also provides that a deviation between the Money Market Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost exceeding $0.005 per share must be examined by the Board of Directors. In the event the Board of Directors determines that the deviation may result in material dilution or is otherwise unfair to investors or existing shareholders, the Board of Directors must cause the Money Market Fund to take such corrective action as it regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity;

withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations.

In the event that a security meeting the Money Market Fund's quality requirements is acquired and subsequently is assigned a rating below "First Tier" by one or more of the rating organizations, the Board of Directors must assess promptly whether the security presents minimal credit risks and direct the Money Market Fund to take such action as the Board of Directors determines is in the best interest of the Money Market Fund and its shareholders. This responsibility cannot be delegated to the Advisor. However, this assessment by the Board of Directors is not required if the security is disposed of (by sale or otherwise) or matures within five Business Days of the time the Advisor learns of the lower rating. However, in such a case the Board of Directors must be notified thereafter.

In the event that a security acquired by the Money Market Fund either defaults (other than an immaterial default unrelated to the issuer's financial condition), or is determined no longer to present minimal credit risks, the Money Market Fund must dispose of the security (by sale or otherwise) as soon as practicable unless the Board of Directors finds that this would not be in the Money Market Fund's best interest.

Fremont California Intermediate Tax-Free Fund:

Portfolio securities with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at the equivalent value of securities of comparable maturity, quality and type. However, in circumstances where the Advisor deems it appropriate to do so, prices obtained for the day of valuation from a bond pricing service will be used. The Fund amortizes to maturity all securities with 60 days or less remaining to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

The Fund deems the maturities of variable or floating rate instruments, or instruments which the Fund has the right to sell at par to the issuer or dealer, to be the time remaining until the next interest rate adjustment date or until they can be resold or redeemed at par.

Where market quotations are not readily available, the Fund values securities (including restricted securities which are subject to limitations as to their sale) at fair value as determined in good faith by or under the direction of the Board of Directors.

The fair value of any other assets is added to the value of securities, as described above to arrive at total assets. The Fund's liabilities, including proper accruals of taxes and other expense items, are deducted from total assets and a net asset figure is obtained. The net assets so obtained are then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the net asset value per share.

OTHER INVESTMENT AND REDEMPTION SERVICES

The Open Account. When an investor makes an initial investment in a Fund, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment, redemption, or distribution (dividend or capital gain), the shareholder will receive from the Sub-Transfer Agent a confirmation statement showing the current transaction in the shareholder account, along with a summary of the status of the account as of the transaction date.

Payment and Terms of Offering. Payment of shares purchased should accompany the purchase order, or funds should be wired to the Sub-Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, credit cards and cash will not be accepted. All investment checks are subject to a ten day holding period.

As a condition of this offering, if an order to purchase shares is cancelled due to nonpayment (for example, because of a check returned for "not sufficient funds"), the person who made the order will be responsible for reimbursing the Advisor for any loss incurred by reason of such cancellation. If such purchaser is a shareholder, that Fund shall have the authority as agent of the shareholder to redeem shares in the shareholder's account for the then-current net asset value per share to reimburse that Fund for the loss incurred. Such loss shall be the difference between the net asset value of that Fund on the date of purchase and the net asset value on the date of cancellation of the purchase. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

The Investment Company reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on the Investment Company until it has been confirmed in writing by the Sub-Transfer Agent (or other arrangements made with the Investment Company, in the case of orders utilizing wire transfer of funds) and payment has been received. To protect existing shareholders, the Investment Company reserves the right to reject any offer for a purchase of shares by any individual.

Redemption in Kind. The Investment Company may elect to redeem shares in assets other than cash but must pay in cash all redemptions with respect to any shareholder during any 90-day period in an amount equal to the lesser of (i) $250,000 or (ii) 1% of the net asset value of a Fund at the beginning of such period.

Suspension of Redemption Privileges. The Investment Company may suspend redemption privileges with respect to any Fund or postpone the date of payment for more than seven calendar days after the redemption order is received during any period (1) when the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Investment Company to dispose of securities owned by it or to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

TAXES - MUTUAL FUNDS

Status as a "Regulated Investment Company." Each Fund will be treated under the Code as a separate entity, and each Fund has elected and intends to continue to qualify to be treated as a separate "regulated investment company" under Subchapter M of the Code. To qualify for the tax treatment afforded a regulated investment company under the Code, a Fund must annually distribute at least 90% of the sum of its investment company taxable income (generally net investment income and certain short-term capital gains), its tax-exempt interest income (if any) and net capital gains, and meet certain diversification of assets and other requirements of the Code. If a Fund qualifies for such tax treatment, it will not be subject to federal income tax on the part of its investment company taxable income and its net capital gain which it distributes to shareholders. To meet the requirements of the Code, a Fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies, and other securities, limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which a Fund controls and which are engaged in the same or similar trades or businesses. Income and gain from investing in gold or other commodities will not qualify in meeting the 90% gross income test.

Even though a Fund qualifies as a "regulated investment company," it may be subject to certain federal excise taxes unless that Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by a Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which a Fund pays income tax for the year. Each Fund intends to meet these distribution requirements to avoid the excise tax liability.

If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

Special Tax Considerations for the Real Estate Securities Fund. The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but which may apply retroactively, a portion of the Fund's income from a REIT that is attributable to the REITs residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Even though the Fund intends to qualify as a "regulated investment company," it may be subject to certain federal excise taxes unless the Fund meets certain additional distribution requirements. Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain net income (both long-term and short-term) for the one-year period ending on October 31 of such year, and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the Fund pays income tax for the year. The Fund intends to meet these distribution requirements to avoid the excise tax liability. It is possible that the Fund will not receive cash distributions from the real estate investment trusts ("REITs") in which it invests in sufficient time to allow the Fund to satisfy its won distribution requirements using these REIT distributions.
Accordingly, the Fund might be required to generate cash to make its own distributions, which may cause the Fund to sell securities at a time not otherwise advantageous to do so, or to borrow money to fund a distribution.

If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits.

Distributions of Net Investment Income. Dividends from net investment income (including net short-term capital gains) are taxable as ordinary income. Shareholders will be taxed for federal income tax purposes on dividends from a Fund in the same manner whether such dividends are received as shares or in cash. If a Fund does not receive any dividend income from U.S. corporations, dividends from that Fund will not be eligible for the dividends received deduction allowed to corporations. To the extent that dividends received by a Fund would qualify for the dividends received deduction available to corporations, the Fund must designate in a written notice to shareholders the amount of the Fund's dividends that would be eligible for this treatment. The maximum federal capital gains rate for individuals is 28% with respect to capital assets held for more than 12 months, but not more than 18 months, and 20% with respect to capital assets held more than 18 months. The maximum capital gains for corporate shareholders is the same as the maximum tax rate for ordinary income.

Net Capital Gains. Any distributions designated as being made from a Fund's net capital gains will be taxable as long-term capital gains or mid-term capital gains, as the case may be, regardless of the holding period of the shareholders of that Fund's shares. In order to qualify for the dividends received deduction, a corporate shareholder must hold the Fund's shares paying the dividends, upon which a dividend received deduction would be based, for at least 46 days during the 90-day period that begins 45 days before the stock becomes ex-divided with respect to the dividend without protection from risk of loss. Similar requirements apply to the Fund with respect to each qualifying dividend the Fund receives. Shareholders are advised to consult their tax advisor regarding application of these rules to their particular circumstances.

Capital loss carryforwards result when a Fund has net capital losses during a tax year. These are carried over to subsequent years and may reduce distributions of realized gains in those years. Unused capital loss carryforwards expire in eight years. Until such capital loss carryforwards are offset or expire, it is unlikely that the Board of Directors will authorize a distribution of any net realized gains.

Non-U.S. Shareholders. Under the Code, distributions of net investment income by a Fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. tax withholding (at a 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

Other Information. The amount of any realized gain or loss on closing out a futures contract such as a forward commitment for the purchase or sale of foreign currency will generally result in a realized capital gain or loss for tax purposes. Under Code Section 1256, futures contracts held by a Fund at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales and sixty percent (60%) of any net realized gain, or loss from any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Code Section 988 may also apply to currency transactions. Under Section 988, each foreign currency gain or loss is generally computed separately and treated as ordinary income or loss. In the case of overlap between Sections 1256 and 988, special provisions determine the character and timing of any income, gain, or loss. The Funds will attempt to monitor Section 988 transactions to avoid an adverse tax impact. See also "Investment Objectives, Policies, and Risk Considerations" in this Statement of Additional Information.

Any loss realized on redemption or exchange of a Fund's shares will be disallowed to the extent shares are reacquired within the 61 day period beginning 30 days before and ending 30 days after the shares are redeemed or exchanged.

Under the Code, a Fund's taxable income for each year will be computed without regard to any net foreign currency loss attributable to transactions after October 31, and any such net foreign currency loss will be treated as arising on the first day of the following taxable year. A Fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce such Fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is not anticipated that shareholders (except with respect to the Global Fund, the International Growth Fund, the International Small Cap Fund, and the Emerging Markets Fund) will be entitled to a foreign tax credit or deduction for such foreign taxes.

With  respect  to  the  Global  Fund,   the   International   Growth  Fund,  the
International Small Cap Fund, or the Emerging Markets Fund, so long as it (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes, and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the applicable Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends, and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

The foregoing is a general abbreviated summary of present United States federal income taxes on dividends and distributions by each Fund. Investors are urged to consult their own tax advisors for more detailed information and for information regarding any foreign, state, and local taxes applicable to dividends and distributions received.

ADDITIONAL INFORMATION

Custodian. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675, acts as Custodian for the Investment Company's assets, and as such safekeeps the Funds' portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Investment Company's request, and maintains records in connection with its duties.

Independent Auditors; Financial Statements. The Investment Company's independent auditors are Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105. Coopers & Lybrand L.L.P. will conduct an annual audit of each Fund, assist in the preparation of each Fund's federal and state income tax returns, and consult with the Investment Company as to matters of accounting, regulatory filings, and federal and state income taxation. The financial statements of the Funds as of October 31, 1997 incorporated herein by reference are audited. Such financial statements are included herein in reliance on the opinion of Coopers & Lybrand L.L.P. given on the authority of said firm as experts in auditing and accounting.

Legal Opinions. The validity of the shares of common stock offered hereby will be passed upon by Paul, Hastings, Janofsky & Walker LLP, 345 California Street, San Francisco, California 94104. In addition to acting as counsel to the Investment Company, Paul, Hastings, Janofsky & Walker LLP has acted and may continue to act as counsel to the Advisor and its affiliates in various matters.

Use of Name. The Advisor has granted the Investment Company the right to use the "Fremont" name and has reserved the rights to withdraw its consent to the use of such name by the Investment Company at any time, or to grant the use of such name to any other company, and the Investment Company has granted the Advisor, under certain conditions, the use of any other name it might assume in the future, with respect to any other investment company sponsored by the Advisor.

Shareholder Voting Rights. The Investment Company currently issues shares in thirteen series and may establish additional classes or series of shares in the future. When more than one class or series of shares is outstanding, shares of all classes and series will vote together for a single set of directors, and on other matters affecting the entire Investment Company, with each share entitled to a single vote. On matters affecting only one class or series, only the shareholders of that class or series shall be entitled to vote. On matters relating to more than one class or series but affecting the classes and series differently, separate votes by class and series are required. Shareholders holding 10% of the shares of the Investment Company may call a special meeting of shareholders.

Liability of Directors and Officers. The Articles of Incorporation of the Investment Company provide that, subject to the provisions of the 1940 Act, to the fullest extent permitted under Maryland law, no officer or director of the Investment Company may be held personally liable to the Investment Company or its shareholders.

Certain Shareholders. To the best knowledge of the Funds, shareholders owning 5% or more of the outstanding shares of the Funds as of record are set forth below:

                              Shareholder                                          % held as of
Fund                          Name & Address                                     February 19, 1998
----                          --------------                                     -----------------
Money Market Fund             Bechtel Mast Trust for Qualified Employees          51.83%
                              P.O. Box 1742
                              Church St. Station
                              New York, NY  10008-1742

                              Sequoia Ventures, Inc.                              11.72%
                              50 Fremont Street, Ste 3600
                              San Francisco, Ca  94105-2239

Bond Fund                     Bechtel Mast Trust for Qualified Employees          76.01%
                              P.O. Box 1742
                              Church St. Station
                              New York, NY  10008-1742

                              Sequoia Ventures, Inc.                              5.32%
                              50 Fremont Street, Ste 3600
                              San Francisco, Ca  94105-2239

                                      -46-

Real Estate Securities Fund   Charles Schwab & Co., Inc.                          40.22%
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              National Financial Services Corp                    14.42%
                              FBO Sal Vella
                              200 Liberty Street
                              New York, NY  10281-1003

                              Donald Lufkin & Jenrette                            12.52%
                              Mutual Funds, 7th Floor
                              1 Pershing Plaza
                              Jersey City, NJ  07399-0001

                              Fremont Investment Advisors, Inc.                   10.00%
                              333 Market Street, Ste. 2600
                              San Francisco, Ca  94105-2127

Global Fund                   Bechtel Mast Trust for Qualified Employees          43.33%
                              P.O. Box 1742
                              Church St. Station
                              New York, NY  10008-1742

                              BF Fund Limited                                     6.05%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

Growth Fund                   BF Fund Limited                                     54.01%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

International Growth Fund     BF Fund Limited                                     71.50%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

                              Fremont Investors, Inc.                             5.11%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

International Small Cap Fund  Charles Schwab & Co., Inc.                          18.72%
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                                      -47-

                              Fremont Investors, Inc.                             15.92%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

                              Fremont Investment Advisors, Inc.                   14.29%
                              333 Market Street, Ste. 2600
                              San Francisco, Ca  94105-2127

                              Fremont Group                                       11.31%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

                              Gary L. Bergstrom                                   8.21%
                              303 Marsh Street
                              Belmont MA 02178-1733

Select Fund                   Fremont Investors, Inc.                             96.72%
                              50 Fremont  Street, Ste. 3600
                              San Francisco, CA  94105-2239

U.S. Small Cap Fund           Fremont Investors, Inc.                             83.23%
                              50 Fremont  Street, Ste. 3600
                              San Francisco, CA  94105-2239

Emerging Markets Fund         Charles Schwab & Co., Inc.                          21.99%
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              Fremont Investors, Inc.                             15.04%
                              50 Fremont  Street, Ste. 3600
                              San Francisco, CA  94105-2239

                              Fremont Investment Advisors, Inc.                   13.38%
                              333 Market Street, Ste. 2600
                              San Francisco, Ca  94105-2127

                              Fremont Group                                       10.69%
                              50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

U.S. Micro-Cap Fund           Charles Schwab & Co., Inc.                          29.36%
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              Goodness Limited                                    12.73%
                              P.O. Box N-7776
                              Nassau, Bahamas

                                      -48-

                              National Financial Services Corp
                              FBO Sal Vella                                       7.45%
                              200 Liberty Street
                              New York, NY  10281-1003

                              Donald Lufkin & Jenrette                            6.32%
                              Mutual Funds, 7th Floor
                              1 Pershing Plaza
                              Jersey City, NJ  07399-0001

California Intermediate       BF Fund Limited                                     71.44%
  Tax-Free Fund               50 Fremont Street, Ste. 3600
                              San Francisco, CA  94105-2239

                              Charles Schwab & Co., Inc.                          13.02%
                              101 Montgomery Street
                              San Francisco, CA  94104-4122

                              Willis S. Slusser and Marion B. Slusser             5.86%
                              200 Deer Valley Road, #1D
                              San Rafael, CA  94903-5513

Other Investment Information. The Advisor directs the management of over $4.7 billion of assets and internally manages over $1.9 billion of assets for retirement plans, foundations, private portfolios, and mutual funds. The Advisor's philosophy is to apply a long-term approach to investing that balances risk and return potential.

The Global Fund's investment objectives are similar to the objectives of Bechtel Trust & Thrift Plan, Fund A. The Bond Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund B. The Money Market
Fund's investment objectives are the same as the objectives of Bechtel Trust & Thrift Plan, Fund C.

Historical annual returns of various market indices may be used to represent the returns of various asset classes as follows:

     (1)  U.S. Stocks: Standard & Poor's 500 Index;

     (2) Foreign Stocks: Morgan Stanley Europe, Australia and Far East (EAFE) Index;

     (3)  Intermediate    U.S.    Bonds:     Lehman    Brothers     Intermediate
          Government/Corporate Bond Index;

     (4)  Foreign Bonds: Salomon Brothers Non-U.S. Dollar Bond Index;

     (5)  Money Market  Securities:  1980-1986,  90 day U.S. Treasury Bill rate:
          1987-1997 Donoghue First Tier Money Market Fund Average; and

     (6) The National Association of Real Estate Investment Trusts' (NAREIT) Equity REIT Index.

The total returns for the above indices for the years 1980 through 1997 are as follows (source: Fremont Investment Advisors, Inc.):

                 U.S.           Foreign          Intermediate           Foreign          Money Market
                Stocks           Stocks           U.S. Bonds             Bonds            Securities            NAREIT
                ------           ------           ----------             -----            ----------            ------
1980             32.4%            24.4%               6.4%               14.2%               11.8%              28.02%

1981             -5.0%            -1.0%              10.5%               -4.6%               16.1%               8.58%

1982             21.3%            -0.9%              26.1%               11.9%               10.7%              31.64%

1983             22.3%            24.6%               8.6%                4.4%                8.6%              25.47%

1984              6.3%             7.9%              14.4%               -1.9%               10.0%              14.82%

1985             31.8%            56.7%              18.1%               35.0%                7.5%               5.92%

1986             18.7%            70.0%              13.1%               31.4%                5.9%              19.18%

1987              5.1%            24.9%               3.7%               35.2%                6.0%             -10.67%

1988             16.8%            28.8%               6.7%                2.4%                6.9%              11.36%

1989             31.4%            11.1%              12.8%               -3.4%                8.5%              -1.81%

1990             -3.2%           -23.0%               9.2%               15.3%                7.5%             -17.35%

1991             30.6%            12.9%              14.6%               16.2%                5.5%              35.68%

1992              7.7%           -11.5%               7.2%                4.8%                3.3%              12.18%

1993             10.0%            33.3%               8.8%               15.1%                2.6%              18.55%

1994              1.3%             8.1%              -1.9%                6.0%                3.6%               0.81%

1995             37.5%            11.2%              15.3%               19.6%                5.3%              18.31%

1996             23.0%             6.1%               4.1%                4.5%                4.8%              35.75%

1997             33.4%             1.8%               7.9%               -4.3%                5.0%              29.14%

The Bond Fund, the Real Estate Securities Fund, the Global Fund, the Growth Fund, the International Growth Fund, the International Small Cap Fund, the Select Fund, the U.S. Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund are best suited as long-term investments. While they offer higher potential total returns than certificates of deposit or money market funds (including the Money Market Fund), they involve added return volatility or risk. The prospective investor must weigh this potential for higher return against the associated higher risk.

INVESTMENT RESULTS

The Investment Company may from time to time include information on the investment results (yield or total return) of a Fund in advertisements or in reports furnished to current or prospective shareholders.

Current yield for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of October 31, 1997, the seven-day current yield for the Money Market Fund was 5.33%.

Effective Yield (or 7-day compound yield) for the Money Market Fund will be calculated based on the net change, exclusive of capital changes, over a seven-day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and then dividing the difference by the value of the account, at the beginning of the base period to obtain this base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7), and subtracting 1 from the result, according to the following formula:

                                           365/7
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)     -1].

The resulting yield figure is carried to at least the nearest hundredth of one percent. As of October 31, 1997, the effective yield for the Money Market Fund was 5.47%.

With  respect  to  the  Bond  Fund,  the  Global  Fund,  the  Growth  Fund,  the
International Growth Fund, the International Small Cap Fund, the Emerging Markets Fund, and the U.S. Micro-Cap Fund, the average annual rate of return ("T") for a given period is computed by using the redeemable value at the end of the period ("ERV") of a hypothetical initial investment of $1,000 ("P") over the period in years ("n") according to the following formula as required by the SEC:

                                        n
                                  P(1+T) = ERV

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board of Directors; and (2) a complete redemption at the end of any period illustrated. Each Fund will calculate total return for one, five, and ten-year periods after such a period has elapsed, and may calculate total returns for other periods as well. In addition, each Fund will provide lifetime average annual total return figures.

The average annual total returns of the Funds for the periods ended October 31, 1997 are as follows:

                                                                        Since
                                       1 Year          5 Years        Inception

Money Market Fund                       5.39%           4.54%           5.51%

Bond Fund                               9.54%            ---            7.54%

Global Fund                            13.01%          11.62%          10.44%

Growth Fund                            29.26%          18.25%          17.96%

International Growth Fund              -0.01%            ---            2.55%

International Small Cap Fund           -14.56%           ---           -3.71%

U.S. Small Cap Fund                      ---             ---           -4.06%*

Emerging Markets Fund                  12.55%            ---            6.61%

U.S. Micro-Cap Fund                    28.80%            ---           33.43%

*Unannualized

The Bond Fund may quote its yield, which is computed by dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

         YIELD = 2[((a - b)/cd + 1)6 - 1]

Where:   a = dividends and interest earned during the period

         b = expenses accrued for the period (net of reimbursements)

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends

         d = the maximum offering price per share on the last day of the period

The Bond Fund's 30-day yield as of October 31, 1997 was 5.94%.

Each Fund's investment results will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of a Fund, so that current or past yield or total return should not be considered representations of what an investment in a Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing a Fund's investment results with those published for other investment companies and other investment vehicles. A Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

The Investment Company may from time to time compare the investment results of a Fund with, or refer to, the following:

     (1) Average of Savings Accounts, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions). Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During certain periods, the maximum rates paid on some savings deposits were fixed by law.

     (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

     (3) Statistics reported by Lipper Analytical Services, Inc., which ranks mutual funds by overall performance, investment objectives, and assets.

     (4) Standard & Poor's "500" Index, which is a widely recognized index composed of the capitalization-weighted average of the price of 500 large publicly traded U.S. common stocks.

     (5)  Dow Jones Industrial Average.

     (6)  CNBC/Financial News Composite Index.

     (7)  Russell 1000 Index,  which  reflects the common stock price changes of
          the  1,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (8)  Russell 3000 Index,  which  reflects the common stock price changes of
          the  3,000   largest   publicly   traded  U.S.   companies  by  market
          capitalization.

     (9) Wilshire 5000 Index, which reflects the investment return of the approximately 5,000 publicly traded securities for which daily pricing is available, weighted by market capitalization, excluding income.

     (10) Salomon Brothers Broad Investment Grade Index,  which is a widely used
          index   composed  of  U.S.   domestic   government,   corporate,   and
          mortgage-backed fixed income securities.

     (11) Wilshire Associates, an on-line database for international financial and economic data including performance measures for a wide variety of securities.

     (12) Morgan Stanley Europe, Australia and Far East (EAFE) Index, which is composed of foreign stocks.

     (13) IFC Emerging Markets Investables Indices, which measure stock market performance in various developing countries around the world.

     (14) Salomon Brothers World Bond Index, which is composed of domestic and foreign corporate and government fixed income securities.

     (15) Lehman  Brothers  Government/Corporate  Bond Index,  which is a widely
          used  index  composed  of  investment  quality  U.S.   government  and
          corporate fixed-income securities.

     (16) Lehman Brothers Government/Corporate Intermediate Bond Index, which is a widely used index composed of investment quality U.S. government and corporate fixed income securities with maturities between one and ten years.

     (17) Salomon Brothers World Government Bond Index, which is a widely used index composed of U.S. and non-U.S. government fixed income securities of the major countries of the World.

     (18) 90-day  U.S.  Treasury  Bills  Index,   which  is  a  measure  of  the
          performance of constant maturity 90-day U.S. Treasury Bills.

     (19) Donoghue First Tier Money Fund Average, which is an average of the 30-day yield of approximately 250 major domestic money market funds.

     (20) Salomon Brothers Non-U.S. World Government Bond Index, which is the World Government Bond index excluding its U.S. market component.

     (21) Salomon Brothers Non-Dollar Bond Index, which is composed of foreign corporate and government fixed income securities.

     (22) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and GNP-weighted index, beginning in 1975. The returns are broken down by local market and currency.

     (23) Ibbottson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

     (24) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

     (25) Datastream and Worldscope, which is an on-line database retrieval service for information including but not limited to international financial and economic data.

     (26) International   Financial   Statistics,   which  is  produced  by  the
          International Monetary Fund.

     (27) Various publications and annual reports such as the World Development Report, produced by the World Bank and its affiliates.

     (28) Various publications from the International Bank for Reconstruction and Development/The World Bank.

     (29) Various publications including but not limited to ratings agencies such as Moody's Investors Service, Fitch Investors Service, and

          Standard Poor's Ratings Group.

     (30) Various publications from the Organization for Economic Cooperation and Development.

     (31) Bechtel Trust & Thrift Plan, Fund A (Global Multi-Asset Fund), Fund B (Bond Fund), Fund C (Money Market Fund), and Fund D (U.S. Stock
          Fund).*

       * Bechtel Trust & Thrift Plan performance results include reinvestment of dividends, interest, and other income, and are net of investment management fees. Results for Fund A, Fund B, and Fund D were in part achieved through the efforts of investment managers selected by Fremont Investment Advisors or its predecessor organizations.

Indices prepared by the research departments of such financial organizations as the Sub-Advisor of the Funds; J.P. Morgan; Lehman Brothers; S.G. Warburg; Jardine Fleming; the Asian Development Bank; Bloomberg, L.P.; Morningstar, Inc; Salomon Brothers, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley; Bear Stearns & Co., Inc.; and Ibbottson Associates of Chicago, Illinois ("Ibbotson") may be used, as well as information provided by the Federal Reserve and the respective central banks of various countries.

The Investment Company may use performance rankings and ratings reported periodically in national financial publications such as, but not limited to, Money Magazine, Forbes, The Wall Street Journal, Investor's Business Daily, Fortune, Smart Money, Business Week, and Barron's.

The Advisor believes the Funds are an appropriate investment for long-term investment goals including, but not limited to, funding retirement, paying for education, or purchasing a house. The Funds do not represent a complete investment program, and investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals.

The Advisor believes that a growing number of consumer products, including, but not limited to, home appliances, automobiles, and clothing, purchased by Americans are manufactured abroad. The Advisor believes that investing globally in the companies that produce products for U.S. consumers can help U.S. investors seek protection of the value of their assets against the potentially increasing costs of foreign manufactured goods. Of course, there can be no assurance that there will be any correlation between global investing and the costs of such foreign goods unless there is a corresponding change in value of the U.S. dollar to foreign currencies. From time to time, the Investment Company may refer to or advertise the names of such companies although there can be no assurance that the Funds may own the securities of these companies.

From time to time, the Investment Company may refer to the number of shareholders in a Fund or the aggregate number of shareholders in all Fremont Mutual Funds or the dollar amount of Fund assets under management or rankings by DALBAR Savings, Inc. in advertising materials.

A Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above which may be developed and made available in the future. The Funds may be compared in advertising to Certificates of Deposit (CDs), the Bank Rate Monitor National Index, an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities chosen to represent the ten largest Consumer Metropolitan statistical areas, or other investments issued by banks. The Funds differ from bank investments in several respects. The Funds may offer greater liquidity or higher potential returns than CDs; but unlike CDs, the Funds will have a fluctuating share price and return and are not FDIC insured.

A Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service which monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to tax consequences. In addition to the mutual fund rankings, a Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

The Investment Company may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, the Investment Company may describe general principles of investing, such as asset allocation, diversification, and risk tolerance.

Ibbottson provides historical returns of capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

The Investment Company may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. The Funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.

In advertising materials, the Advisor may reference or discuss its products and services, which may include retirement investing, the effects of dollar-cost averaging, and saving for college or a home. In addition, the Advisor may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques.

A Fund may discuss its NASDAQ symbol, CUSIP number, and its current portfolio management team.

From time to time, a Fund's performance also may be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Funds may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. In addition, the Funds may quote financial or business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques. Rankings that compare the performance of Fremont Mutual Funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

The Funds may quote various measures of volatility and benchmark correlation such as beta, standard deviation, and R2 in advertising. In addition, the Funds may compare these measures to those of other funds. Measures of volatility seek to compare a Fundhistorical share price fluctuations or total returns compared to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

The Funds may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if a fixed number of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

The Funds may be available for purchase through retirement plans of other programs offering deferral of or exemption from income taxes, which may produce superior after-tax returns over time. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period.

A Fund may describe in its sales material and advertisements how an investor may invest in the Fund through various retirement accounts and plans that offer deferral of income taxes on investment earnings and may also enable an investor to make pre-tax contributions. Because of their advantages, these retirement accounts and plans may produce returns superior to comparable non-retirement investments. The Funds may also discuss these accounts and plans which include the following:

Individual Retirement Accounts (IRAs): Any individual who receives earned income from employment (including self-employment) can contribute up to $2,000 each year to an IRA (or 100% of compensation, whichever is less). Married couples with a non-working spouse or a spouse not covered by an employers plan can make a completely deductible IRA contribution for that spouse as long as their combined adjusted gross income does not exceed $150,000. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year after you become 70 1/2, or thereafter.

Rollover IRAs: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can rollover (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA.

SEP-IRAs and SIMPLE IRAs: Simplified employee pension (SEP) plans and SIMPLE plans provide employers and self-employed individuals (and any eligible employees) with benefits similar to Keogh-type plans or 401(k) plans, but with fewer administrative requirements and therefore lower annual administration expenses.

Roth IRA: The Roth IRA allows investment of after-tax dollars in a retirement account that provides tax-free growth. Funds can be withdrawn without federal income tax or penalty after the account has been open for five years and the age of 59 1/2 has been attained.

Profit sharing (including 401(k) and money purchase pension plans): Corporations can sponsor these qualified defined contribution plans for their employees. A 401(k) plan, a type of profit sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limitations).

The Advisor may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk, and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and the Advisor will quote certain information including, but not limited to, data regarding: individual countries, regions, world stock exchanges, and economic and demographic statistics from sources the Advisor deems reliable, including, but not limited to, the economic and financial data of such financial organizations as:

     1) Stock market capitalization: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     2) Stock market trading volume: Morgan Stanley Capital International World Indices, and International Finance Corporation.

     3) The number of listed companies: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     4)   Wage rates:  U.S.  Department of Labor  Statistics  and Morgan Stanley

          Capital International World Indices.

     5)   International    industry   performance:    Morgan   Stanley   Capital
          International  World  Indices,   Wilshire   Associates,   and  Salomon
          Brothers, Inc.

     6) Stock market performance: Morgan Stanley Capital International World Indices, International Finance Corporation, and Datastream.

     7)   The  Consumer  Price  Index  and  inflation   rate:  The  World  Bank,
          Datastream, and International Finance Corporation.

     8)   Gross Domestic Product (GDP): Datastream and The World Bank.

     9) GDP growth rate: International Finance Corporation, The World Bank, and Datastream.

     10)  Population: The World Bank, Datastream, and United Nations.

     11) Average annual growth rate (%) of population: The World Bank, Datastream, and United Nations.

     12)  Age  distribution  within   populations:   Organization  for  Economic
          Cooperation and Development and United Nations.

     13) Total exports and imports by year: International Finance Corporation, The World Bank, and Datastream.

     14) Top three companies by country, industry, or market: International Finance Corporation, Salomon Brothers, Inc., and S.G. Warburg.

     15) Foreign direct investments to developing countries: The World Bank and Datastream.

     16) Supply, consumption, demand, and growth in demand of certain products, services, and industries, including, but not limited to, electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services, and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg, and Datastream).

     17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

     18) Political and economic structure of countries: Economist Intelligence Unit.

     19) Government and corporate bonds - credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

     20)  Dividend for U.S. and non-U.S. companies: Bloomberg.

In advertising and sales materials, the Advisor or a Sub-Advisor may make reference to or discuss its products, services, and accomplishments. Such accomplishments do not provide any assurance that the Fremont Mutual Funds' investment objectives will be achieved.

                       APPENDIX A: DESCRIPTION OF RATINGS

Description of Commercial Paper Ratings:

Moody's Investors Service, Inc. employs the designation "Prime-1" to indicate commercial paper having the highest capacity for timely repayment.

Issuers rated Prime-1 "have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protections; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity."

Standard & Poor's Ratings Group's ratings of commercial paper are graded into four categories ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.

A-1 - "This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation."

Fitch Investors Services, Inc.'s short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ - "Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment."

F-1 - "Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+."

Duff & Phelps Credit Rating Co. employs the designation "D-1" to indicate high-grade short-term debt.

D-1+ - "Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources or funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations."

D-1 - "Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor."

                                   Appendix 1

D-1- - "High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small."

IBCA Limited's short-term ratings range from "A1" for the highest quality obligation to "C" for the lowest.

A1 - "Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of 'A1+' is assigned."

Thomson BankWatch assigns short-term debt ratings ranging from "TBW-1" to "TBW-4." Important factors that may influence its assessment are the overall financial health of the particular company, and the probability that the government will come to the aid of a troubled institution in order to avoid a default or failure.

TBW-1 - "The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis."

Description of Bond Ratings:

Moody's Investors Service, Inc. rates the long-term debt securities issued by various entities from "Aaa" to "C." The ratings from "Aa" through "B" may be modified by the addition of 1, 2 or 3 to show relative standing within the major rating categories. Investment ratings are as follows:

Aaa - Best quality. These securities "carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

Aa - High quality by all standards. "They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater."

A - Upper medium grade obligations. These bonds possess many favorable investment attributes."Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

Baa - Medium grade obligations. "Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

                                   Appendix 2

Ba - "Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."

B - "Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."

Standard & Poor's Ratings Group rates the long-term debt securities of various entities in categories ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - Highest rating. "Capacity to pay interest and repay principal is extremely strong."

AA - High grade.  "Very strong capacity to pay interest and repay principal."

A - "Strong capacity to pay interest and repay principal," although "somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories."

BBB - "Adequate capacity to pay interest and repay principal." These bonds normally exhibit adequate protection parameters, but "adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories."

BB, B, CCC, CC - "Debt rated BB, B, CCC, or CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions."

Fitch Investors Services, Inc. rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings from "AA" through "C" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events."

                                   Appendix 3

AA - "Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA.' Because bonds are rated 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'."

A - "Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings."

BBB - "Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings."

BB - "Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements."

B - "Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue."

Duff & Phelps Credit Rating Co. rates the long-term debt securities of various entities in categories ranging from "AAA" to "DD." The ratings from "AA" through "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt."

AA - "High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions."

A - "Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress."

BBB - "Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles."

BB - "Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category."

                                   Appendix 4

B - "Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade."

IBCA Limited rates the long-term debt securities of various entities in categories ranging from "AAA" to "C." The ratings below "AAA" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially."

AA - "Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly."

A - "Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk."

BBB - "Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories."

BB - "Obligations for which there is a possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions."

B - "Obligations for which investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions."

Thomson BankWatch rates the long-term debt securities of various entities in categories ranging from "AAA" to "D." The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Investment ratings are as follows:

AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

                                   Appendix 5

A - " Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

                                   Appendix 6